THE ADVISORS' INNER CIRCLE FUND

                           FMA SMALL COMPANY PORTFOLIO

                     SUPPLEMENT DATED AUGUST 13, 2007 TO THE
                         PROSPECTUS DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective October 8, 2007, the second sentence under the heading "What are the Fund's Principal Investment Strategies?" on page 1 of the prospectus is removed and replaced with the following:

         The Fund considers a company to have a small capitalization when its market capitalization is less than $2.5 billion.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.








                                                                 FMA-SK-007-0100




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                         THE ADVISORS' INNER CIRCLE FUND

                           FMA SMALL COMPANY PORTFOLIO

                        SUPPLEMENT DATED AUGUST 13, 2007
     TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective October 8, 2007, the last sentence in the section under the heading "Non-Fundamental Policies" on page S-28 of the SAI is removed and replaced with the following:

         In addition, the Fund may not change its investment strategy to invest at least 80% of its net assets (including borrowing for investment purposes) in companies with small capitalizations at the time of initial purchase without 60 days' prior written notice to shareholders.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





                                                                 FMA-SK-008-0100